THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

                            GOLD BOND RESOURCES, INC.

                          COMMON STOCK PURCHASE WARRANT

                                  JUNE 6, 2003

         THIS COMMON STOCK PURCHASE WARRANT is one of a duly authorized issue of Warrants (a "WARRANT" or the "WARRANTS") of Gold Bond Resources, Inc., a corporation duly organized and validly existing under the laws of the State of Washington (the "COMPANY"), pursuant to a private offering of the common stock of the Company, par value $.001 per share (the "COMMON STOCK") up to a maximum of One Million Seventy Five Thousand and no/100 United States Dollars (US$1,075,000.00) (the "OFFERING"), as more fully described in the Company's Summary Memorandum dated as of May 28, 2003 (the "SUMMARY MEMORANDUM").

         FOR VALUE RECEIVED, the Company hereby certifies that Maxim Group, LLC, the registered holder hereof and its successors and assigns (the "HOLDER"), is entitled to purchase from the Company 2,000,000 duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, at a purchase price per share equal to $0.05 (the "WARRANT PRICE"), and subject to the terms, conditions and adjustments set forth below in this Warrant. The person or entity in whose name this Warrant (or one or more predecessor Warrants) is registered on the records of the Company regarding registration and transfers of the Warrant (the "WARRANT REGISTER") is the owner and holder thereof for all purposes, except as described in Section 8 hereof.

         1. Vesting of Warrants. This Warrant shall vest and become exercisable immediately.

         2. Expiration of Warrant. This Warrant shall expire at 5:00 p.m., New York local time, on June 5, 2008 (the "EXPIRATION DATE"), which is the fifth anniversary date of the closing of the Offering (the "CLOSING").

         3. Exercise of Warrant. This Warrant shall be exercisable pursuant to the terms of Section 1 and this Section 3 hereof.

                  3.1 Manner of Exercise. This Warrant may only be exercised by the Holder hereof, in accordance with the terms and conditions hereof, in whole or in part with respect to any portion of the Warrant, into shares of Common Stock, during normal business hours on any day other than a Saturday or a Sunday or a day on which commercial banking institutions in New York, New York are authorized by law to be closed (a "BUSINESS Day") on or prior to the Expiration Date with respect to such portion of the Warrant, by surrender of this Warrant to the Company at its office maintained pursuant to Section 8.2(a) hereof, accompanied by an exercise notice in substantially the form attached to this Warrant as Exhibit A (or a reasonable facsimile thereof) duly executed by the Holder, together with the payment of the Warrant Price.

                  3.2 When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 3.1 hereof, and, at such time, the corporation, association, partnership, organization, business, individual, government or political subdivision thereof or a governmental agency (a "PERSON" or the "PERSONS") in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon exercise as provided in Section 3.3 hereof shall be deemed to have become the holder or holders of record thereof.

                  3.3 Delivery of Stock Certificates. As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within five (5) Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof or, subject to Section 7 hereof, as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct:

                           (a) a certificate or certificates (with appropriate
restrictive legends, as applicable) for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock to which the Holder shall be entitled upon exercise plus, in lieu of any fractional share to which the Holder would otherwise be entitled, all issuances of Common Stock shall be rounded up to the nearest whole share.

                           (b) in case exercise is in part only, a new Warrant
of like tenor, dated the date hereof and calling in the aggregate on the face thereof for the number of shares of Common Stock equal to the number of shares called for on the face of this Warrant minus the number of shares designated by the Holder upon exercise as provided in Section 3.1 hereof (without giving effect to any adjustment thereof).

                  3.4 Company to Reaffirm Obligations. The Company will, at the time of each exercise of this Warrant, upon the written request of the Holder hereof, acknowledge in writing its continuing obligation to afford to the Holder all rights (including without limitation any rights to registration of the shares of Common Stock issued upon exercise) to which the Holder shall continue to be entitled after exercise in accordance with the terms of this Warrant; provided, however, that if the Holder shall fail to make a request, the failure shall not affect the continuing obligation of the Company to afford the rights to such Holder.

         4. Adjustment of Common Stock Issuable Upon Exercise. The Warrant Price shall be subject to be adjusted and re-adjusted from time to time as provided in this Section 4 and, as so adjusted or re-adjusted, shall remain in effect until a further adjustment or re-adjustment thereof is required by this Section 4:

                  4.1 Dividends, Reclassifications, Recapitalizations, Reorganizations, etc. In the event that the Company shall, at any time prior to the exercise of this Warrant and prior to the full exercise hereof: (i) declare or pay to the holders of the Common Stock a dividend payable in any kind of shares of stock of the Company; or (ii) adopt a plan of reorganization or recapitalization or change, divide or otherwise reclassify its Common Stock into the same or a different number of shares with or without par value, or in shares of any class or classes; or (iii) sell, lease, transfer, convey or otherwise dispose of all or substantially all of its assets; or (iv) merge or consolidate with or into one or more corporations or other entities; or (v) make any distribution of its assets to holders of its Common Stock as a liquidation or partial liquidation dividend or by way of return of capital; then, upon the subsequent exercise of this Warrant, the Holder shall receive, in addition to or in substitution for the shares of Common Stock to which it would otherwise be entitled upon such exercise, the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, consolidation, merger or sale by a holder of the number of shares of Common Stock the Holder would have received had all shares of Common Stock issuable upon exercise of this Warrant been issued immediately prior to the happening of any of the foregoing events, at a price equal to the Warrant Price then in effect (the kind, amount and price of such stock and other securities to be subject to adjustment as herein provided).

                  4.2 Mergers, etc. The Company covenants and agrees that it will not merge or consolidate with or into or sell, lease, transfer, convey or otherwise dispose of all or substantially all of its assets to any other corporation or entity unless at the time of or prior to such transaction such other corporation or other entity shall expressly assume all of the liabilities and obligations of the Company under this Warrant and (without limiting the generality of the foregoing) shall expressly agree that the Holder of this Warrant shall thereafter have the right to receive upon the exercise of this Warrant the number and kind of shares of stock and other securities and property receivable upon such transaction by a Holder of the number and kind of shares which would have been receivable upon the exercise of this Warrant immediately prior to such transaction.

                  4.3 Notice of Certain Transactions. If, at any time while this Warrant is outstanding, the Company shall pay any dividend payable in cash or in Common Stock, shall offer to the holders of its Common Stock rights for subscription or purchase by them of any shares of stock of any class or any other rights, shall enter into an agreement to merge or consolidate with another corporation, or shall propose to liquidate or dissolve, then the Company shall cause notice thereof to be mailed to the registered Holder of this Warrant at its address appearing in the Warrant Register, at least thirty (30) days prior to (i) the record date as of which holders of Common Stock shall participate in such dividend, distribution, subscription or other rights, or liquidation or dissolution or (ii) the effective date of any such event or transaction and shall permit the Holder to exercise this Warrant or any unexercised portion thereof at any time within twenty (20) days following receipt of such notice; provided, however, that the Company will not provide notice of any such event prior to public announcement if such event is deemed by the Company to be material, and in any such case, the Company shall not be in violation of this provision.

                  4.4 Adjustments to Warrant Price. If at any time after the date of issuance hereof the Company shall grant or issue any shares of Common Stock, or grant or issue any rights, warrants or options for the purchase of, stock or other securities convertible into, Common Stock (such convertible stock or securities being herein collectively referred to as "COMMON STOCK EQUIVALENTS") other than: (i) shares issued in a transaction described in
Section 4.5; or (ii) shares issued, subdivided or combined in transactions described in Section 4.1 if and to the extent that an adjustment to the Warrant Price shall have been previously made pursuant to this Section 4 as a result of such issuance, subdivision or combination of such securities; for a consideration per share which is less than the Warrant Price, then the Warrant Price in effect immediately prior to such issuance or sale (the "APPLICABLE WARRANT PRICE") shall, and thereafter upon each issuance or sale, the Applicable Warrant Price shall, simultaneously with such issuance or sale, be adjusted, so that such Applicable Warrant Price shall equal a price determined by multiplying the Applicable Warrant Price by a fraction, the numerator of which shall be:

                           (a) the sum of (x) the total number of shares of Common Stock outstanding immediately prior to such issuance plus (y) the number of shares of Common Stock which the aggregate consideration received, as determined in accordance with Section 4.6 below for the issuance or sale of such additional Common Stock or Common Stock Equivalents deemed to be an issuance of Common Stock as provided in
         Section 4.7 below would purchase at the Applicable Warrant Price (including any consideration received by the Company upon the issuance of any shares of Common Stock or Common Stock Equivalents since the date the Applicable Warrant Price became effective not previously included in any computation resulting in an adjustment pursuant to this
         Section 4.4); and the denominator of which shall be:

                           (b) the total number of shares of Common Stock outstanding (or deemed to be outstanding as provided in Section 4.7) immediately after the issuance or sale of such additional shares.

         Upon each adjustment of the Warrant Price pursuant to this Section 4.4, the total number of shares of Common Stock purchasable upon the exercise of each Warrant shall be such number of shares (calculated to the nearest tenth) purchasable at the Applicable Warrant Price multiplied by a fraction, the numerator of which shall be the Warrant Price in effect immediately prior to such adjustment and the denominator of which shall be the Warrant Price in effect immediately after such adjustment.

                  4.5 Exclusions. Anything in this Section 4 to the contrary notwithstanding, no adjustment in the Warrant Price shall be made in connection with any of the following:

                           (a) the grant, issuance or exercise of any Common
Stock Equivalents pursuant to the Company's stock option plans or any other bona fide employee benefit plan or incentive arrangements adopted by the Company's Board of Directors; or

                           (b) the issuance of any shares of Common Stock
pursuant to the grant or exercise of Common Stock Equivalents outstanding prior to the date of the Closing; or

                           (c) the issuance of any shares of Common Stock or
Common Stock Equivalents in connection with the acquisition of the assets or stock of another entity; or

                           (d) a warrant exercisable into 10,000,000 shares of
Common Stock to be issued to Dwaine Reese in 2003.

                  4.6 Calculation of Consideration. For the purpose of Section
4.4 above, the following provisions shall also be applied:

                           (a) In case of the issuance or sale of additional
shares of Common Stock for cash, the consideration received by the Company therefor shall be deemed to be the amount of cash received by the Company for such shares, after deducting therefrom any commissions, compensations or other expenses paid or incurred by the Company for any underwriting or placement of, or otherwise in connection with the issuance or sale of such shares.

                           (b) In case of the issuance of Common Stock
Equivalents, the consideration received by the Company therefor shall be deemed to be the gross amount of cash calculated in accordance with Section 4.6(a) above, if any, received by the Company for the issuance of such rights or Common Stock Equivalents, plus the minimum amounts of cash and fair value of other consideration, if any, payable to the Company upon the exercise of such rights or options or payable to the Company on conversion of such Common Stock Equivalents.

                           (c) In the case of the issuance of shares of Common
Stock or Common Stock Equivalents for a consideration in whole or in part, other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as reasonably determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof); provided, however, that if such consideration consists of the cancellation of debt issued by the Company, the consideration shall be deemed to be the amount the Company received upon issuance of such debt (net proceeds) plus accrued interest and, in the case of original issue discount or zero coupon indebtedness, accreted value to the date of such cancellation, but not including any premium or discount at which the debt may then be trading or which might otherwise be appropriate for such class of debt.

                           (d) In case of the issuance of additional shares of
Common Stock upon the conversion or exchange of any obligations (other than Common Stock Equivalents), the amount of the consideration received by the Company for such Common Stock shall be deemed to be the consideration received by the Company for such obligations or shares so converted or exchanged, after deducting from such consideration so received by the Company any expenses or commissions or compensations incurred or paid by the Company for any underwriting of, or otherwise in connection with, the issuance or sale of such obligations or shares, plus any consideration received by the Company in connection with such conversion or exchange other than a payment in adjustment of interest and dividends. If obligations or shares of the same class or series of a class as the obligations or shares so converted or exchanged have been originally issued for different amounts of consideration, then the amount of consideration received by the Company upon the original issuance of each of the obligations or shares so converted or exchanged shall be deemed to be the average amount of the consideration received by the Company upon the original issuance of all such obligations or shares. The amount of consideration received by the Company upon the original issuance of the obligations or shares so converted or exchanged and the amount of the consideration, if any, other than such obligations or shares, received by the Company upon such conversion or exchange shall be determined in the same manner as provided in Sections 4.6(a) and 4.6(c) above with respect to the consideration received by the Company in case of the issuance of additional shares of Common Stock or Common Stock Equivalents.

                           (e) In the case of the issuance of additional shares
of Common Stock as a dividend, the aggregate number of shares of Common Stock issued in payment of such dividend shall be deemed to have been issued at the close of business on the record date fixed for the determination of stockholders entitled to such dividend and shall be deemed to have been issued without consideration; provided, however, that if the Company, after fixing such record date, shall legally abandon its plan to so issue Common Stock as a dividend, no adjustment of the Applicable Warrant Price shall be required by reason of the fixing of such record date.

                  4.7 Deemed Issuances of Common Stock. For purposes of the adjustments provided for in Section 4.4 above, if at any time, the Company shall issue any Common Stock Equivalents, the Company shall be deemed to have issued at the time of the issuance of such Common Stock Equivalents the maximum number of shares of Common Stock issuable upon conversion of the total amount of such Common Stock Equivalents.

                  4.8 Carry Forwards. Anything in this Section 4 to the contrary notwithstanding, no adjustment in the Warrant Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such Warrant Price; provided, however, that any adjustments which by reason of this
Section 4.8 are not
required to be made shall be carried forward and taken into account in making subsequent adjustments. All calculations under this Section 4 shall be made to the nearest cent or to the nearest tenth of a share, as the case may be.

                  4.9 Notice of Adjustments. Upon any adjustment of the Warrant Price, then and in each such case the Company shall promptly deliver a notice to the registered Holder of this Warrant, which notice shall state the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of Shares purchasable at such price upon the exercise hereof, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         5. Reservation of Shares. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, free from all taxes, liens and charges with respect to the issue thereof and not be subject to preemptive rights or other similar rights of stockholders of the Company, solely for the purpose of issuing the Common Stock and effecting the exercise of the Warrants in the Offering, such number of its shares of Common Stock as shall from time to time be sufficient to effect the issuance or exercise thereof, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to issue the Common Stock and effect the exercise of the Warrants in the Offering, in addition to such other remedies as shall be available to the Holder, the Company shall take such corporate action as may, in the opinion of its counsel, be necessary to increase the number of authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including without limitation, using its best efforts to obtain the requisite stockholder approval necessary to increase the number of authorized shares of the Company's Common Stock. All shares of Common Stock issuable in the Offering and issuable upon exercise of the Warrant shall be duly authorized and, when issued upon exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable.

         6. Listing.

                  6.1 After the Closing, when the Company includes all the shares of Common Stock issued in the Offering in a registration statement of its securities under the Securities Act of 1933, as amended (the "Act") and files such registration statement with the Securities and Exchange Commission (the "SEC"), the Company will include in such registration statement the shares of Common Stock underlying this Warrant. The Company shall secure the listing of the shares of Common Stock underlying this Warrant upon each national securities exchange or automated quotation system upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain such listing of shares of Common Stock issued under the terms of the Warrant. The Company shall at all times comply in all respects with the Company's reporting, filing and other obligations under the by-laws or rules of the OTC Bulletin Board Market or such other national securities exchange or market on which the Common Stock may then be listed, as applicable.

                  6.2 The Company will prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the sale of the securities registered thereunder, and shall comply with the provisions of the Act with respect to the disposition of all securities owned by the Holder that are covered by such registration statement during such period in accordance with the intended methods of disposition by the Holder. The Company at its own expense will furnish to the Holder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as the Holder may request in order to facilitate the disposition of the shares owned by the Holder.

                  6.3 If at any time or from time to time, the Company proposes to file a registration statement under the Act with respect to an offering of Common Stock (i) for the Company's own account (other than a registration statement on Form S-4 or Form S-8 (or any substitute form that may be adopted by the SEC)) or (ii) for the account of any of its holders of Common Stock, then the Company shall give written notice of such proposed filing to the Holder or its nominee as soon as practicable (but in no event less than thirty (30) days before the anticipated filing date), and such notice shall offer the Holder or its nominee the opportunity to register under such registration statement (and any related qualification under blue sky laws) such number of shares of Common Stock as the Holder or its nominee may request.

         7. Restrictions on Transfer.

                  7.1 Restrictive Legends. This Warrant and each Warrant issued upon transfer or in substitution for this Warrant pursuant to Section 8, each certificate for Common Stock issued upon the exercise of any Warrant and each certificate issued upon the transfer of any such Common Stock shall be transferable only upon satisfaction of the conditions specified in this Section 7 and Section 8.4. Each of the foregoing securities shall be stamped or otherwise imprinted with a legend reflecting the restrictions on transfer set forth in Section 7 and Section 8.4 hereof and any restrictions required under the Act.

                  7.2 Notice of Proposed Transfer; Opinion of Counsel. Prior to any transfer of any securities which are not registered under an effective registration statement under the Act ("RESTRICTED SECURITIES"), the Holder will give written notice to the Company of the Holder's intention to affect a transfer and to comply in all other respects with this Section 7.2. Each notice
(i) shall describe the manner and circumstances of the proposed transfer, and
(ii) shall designate counsel for the Holder giving the notice (who may be in-house counsel for the Holder). The Holder giving notice will submit a copy thereof to the counsel designated in the notice. The following provisions shall then apply:

                           (a) If in the opinion of counsel for the Holder
reasonably satisfactory to the Company the proposed transfer may be effected without registration of

Restricted Securities under the Act (which opinion shall state the basis of the legal conclusions reached therein), the Holder shall thereupon be entitled to transfer the Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company. Each certificate representing the Restricted Securities issued upon or in connection with any transfer shall bear the restrictive legends required by Section 7.1 hereof.

                           (b) If the opinion called for in (a) above is not
delivered, the Holder shall not be entitled to transfer the Restricted Securities until either (x) receipt by the Company of a further notice from such Holder pursuant to the foregoing provisions of this Section 7.2 and fulfillment of the provisions of clause (a) above, or (y) such Restricted Securities have been effectively registered under the Act.

                           Notwithstanding any other provision of this Section
7, no opinion of counsel shall be necessary for a transfer of Restricted Securities by the holder thereof to any Person holding more than 50% of the equity of an entity or any majority-owned subsidiary of such entity of a Holder, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if the transferee were the original purchaser hereof and such transfer is permitted under applicable securities laws.

                  7.3 Termination of Restrictions. The restrictions imposed by this Section 7 upon the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities: (a) which Restricted Securities shall have been effectively registered under the Act, or (b) when, in the opinions of both counsel for the holder thereof and counsel for the Company, such restrictions are no longer required in order to insure compliance with the Act or Section 8 hereof. Whenever such restrictions shall cease and terminate as to any Restricted Securities, the Holder thereof shall be entitled to receive from the Company, without expense (other than applicable transfer taxes, if any), new securities of like tenor not bearing the applicable legends required by Section 7.1 hereof.

         8. Ownership, Transfer and Substitution of Warrant.

                  8.1 Ownership of Warrant. The Company may treat the person in whose name this Warrant is registered to in the Warrant Register maintained pursuant to Section 8.2(b) hereof as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. Subject to Section 7 hereof, this Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

                  8.2      Office; Transfer and Exchange of Warrant.

                           (a) The Company will maintain an office (which may be
an agency maintained at a bank) in Stafford, Texas where notices, presentations and demands in respect of this Warrant may be made upon it. The office shall be maintained at 10701 Corporate Drive #150, Stafford, Texas 77477 until the Company notifies the holders of the Warrant of any change of location of the office.

                           (b) The Company shall cause to be kept at its office
maintained pursuant to Section 8.2(a) hereof a Warrant Register for the registration and transfer of the Warrant. The names and addresses of holders of the Warrant, the transfers thereof and the names and addresses of transferees of the Warrant shall be registered in such Warrant Register. The Person in whose name any Warrant shall be so registered shall be deemed and treated as the owner and holder thereof for all purposes of this Warrant, and the Company shall not be affected by any notice or knowledge to the contrary.

                           (c) Upon the surrender of this Warrant, properly
endorsed, for registration of transfer or for exchange at the office of the Company maintained pursuant to Section 8.2(a) hereof, the Company at its expense will (subject to compliance with Section 7 hereof, if applicable) execute and deliver to or upon the order of the Holder thereof a new Warrant of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face thereof for the number of shares of Common Stock called for on the face of the Warrant so surrendered.

                  8.3 Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction of the Warrant, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any mutilation, upon surrender of the Warrant for cancellation at the office of the Company maintained pursuant to Section 8.2(a) hereof, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor and dated the date hereof.

                  8.4 Restrictions on Transfer. In addition to the restrictions on transfer set forth in Section 7 hereof, neither the Warrant nor any portion of the Warrant may be transferred without the consent of the Company.

         9. No Rights or Liabilities as Stockholder. No Holder shall be entitled to vote or receive dividends or be deemed the holder of any shares of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof shall have become deliverable, as provided herein. The Holder will not be entitled to share in the assets of the Company in the event of liquidation, dissolution or the winding up of the Company.

         10. Notices. Any notice or other communication in connection with this Warrant shall be deemed to be given if in writing (or in the form of a facsimile) addressed as hereinafter provided and actually delivered at said address: (a) if to any Holder, at the registered address of such holder as set forth in the Warrant Register kept at the office of the Company maintained pursuant to Section 8.2(a) hereof, or (b) if to the Company, to the attention of its Chief Financial Officer at its office maintained pursuant to Section 8.2(a) hereof; provided, however, that the exercise of any Warrant shall be effective in the manner provided in Section 3 hereof.

         11. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of shares of Common Stock underlying this Warrant upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificate for shares of Common Stock underlying this Warrant in a name other that of the Holder. The Holder is responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving shares of Common Stock underlying this Warrant upon exercise hereof.

         12. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or stockholders services business shall be successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

         13. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New York. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

         IN WITNESS WHEREOF, the Company has caused this Common Stock Purchase Warrant to be duly executed as of the date first above written.


                                            GOLD BOND RESOURCES, INC.

                                            By:  s/s
                                                 -------------------------------
                                                    Name:  Parrish B. Ketchmark
                                                    Title:  President

                                    EXHIBIT A

                             FORM OF EXERCISE NOTICE

                [To be executed only upon conversion of Warrant]


To GOLD BOND RESOURCES, INC.:

         The undersigned registered holder of the within Warrant hereby irrevocably exercises the Warrant pursuant to Section 3.1 of the Warrant with respect to __________(1) shares of the Common Stock, at an exercise price per share of Common Stock of $.05, which the holder would be entitled to receive upon the cash exercise hereof, and requests that the certificates for the shares be issued in the name of, and delivered to, whose address is:

Dated: _______________

                                  ----------------------------------------
                                  Print or Type Name

                                  ----------------------------------------
                                  (Signature must conform in all respects to name of holder as specified on the face of Warrant)

                                  ----------------------------------------
                                  (Street Address)

                                  ----------------------------------------
                                  (City) (State) (Zip Code)

-----------------------
(1) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment of shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unconverted portion of the Warrant, to the holder surrendering the Warrant.



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

                                    EXHIBIT B

                               FORM OF ASSIGNMENT

                 [To be executed only upon transfer of Warrant]


         For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto _____________________ the right represented by the Warrant to purchase __________(1) shares of Common Stock of GOLD BOND RESOURCES, INC. to which the Warrant relates, and appoints _____________________ Attorney to make such transfer on the books of GOLD BOND RESOURCES, INC. maintained for the purpose, with full power of substitution in the premises.


Dated:
                                        ----------------------------------------
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of Warrant)

                                        ----------------------------------------
                                        (Street Address)

                                        ----------------------------------------
                                        (City) (State) (Zip Code)

Signed in the presence of:

                                        ----------------------------------------
                                        (Signature of Transferee)

                                        ----------------------------------------
                                        (Street Address)

                                        ----------------------------------------
                                        (City) (State) (Zip Code)

Signed in the presence of:

-----------------------
(1) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment of shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.


                                       14